SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 29, 2003

BEAR STEARNS ASSET BACKED
SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission file number)	13-3836437 (I.R.S. employer identification no.)

383 Madison Avenue
New York, New York 10179
(Address of principal executive offices) (ZIP Code)

(212) 272-2000
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

           Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

           This Current Report on Form 8-K/A is being filed to file Exhibit No. 99.6, as originally indicated at same exhibit to Registrant’s Current Report on Form 8-K, dated September 12, 2003.

(c)	Exhibits

Exhibit No.

1.1 4.1 99.1 99.2 99.3 99.4 99.5 99.6	Underwriting Agreement(1)

Pooling and Servicing Agreement(1)

Yield Maintenance Agreement(1)

Yield Maintenance Agreement(1)

Yield Maintenance Agreement(1)

Yield Maintenance Agreement(1)

Assignment and Assumption Agreement(1)

Assignment, Assumption and Recognition Agreement

_____________________________

[1]	Previously filed as an Exhibit to Registrant’s Current Report on Form 8-K, dated September 12, 2003.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES, INC. By /s/Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Date: October 15, 2003

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement between the Depositor and Bear, Stearns & Co. Inc., as underwriter (the "Underwriter") dated as of August 26, 2003.(1)

4.1	Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Master Servicer, and JPMorgan Chase Bank, as Trustee, dated as of August 1, 2003.(1)

99.1	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of August 29, 2003.(1)

99.2	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of August 29, 2003.(1)

99.3	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of August 29, 2003.(1)

99.4	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of August 29, 2003.(1)

99.5	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of August 29, 2003.(1)

99.6	Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Trustee, Washington Mutual Bank, FA, Washington Mutual Bank and Washington Mutual Bank fsb

_____________________________

[1]	Previously filed as an Exhibit to Registrant's Current Report on Form 8-K, dated September 12, 2003.